UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
February 22, 2007
Date of Report (Date of earliest event reported)
VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona	85004-4545
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 207-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-3
EX-10.A
EX-10.B
EX-10.C

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 22, 2007, the Board of Directors of Viad Corp (the “Company”) approved amendments to the forms of Restricted Stock Agreement and Performance-Based Restricted Stock Agreement for Executives to increase the holding period from six months to two years after the date of grant before the executive could receive at retirement full vesting of restricted stock and performance-based restricted stock after lapse of the restriction period, except that the six-month holding period would continue if approved by the Committee, in its absolute discretion, where the executive officer retires due to unforeseen hardship or circumstances beyond the executive’s control. The Board also approved a similar amendment to the Restricted Stock Agreement for Outside Directors, except the holding period is six months after the date of grant for directors retiring after the age of 65. The Restricted Stock Agreement for Outside Directors was also amended to allow for full vesting of the restricted stock upon lapse of the restriction period in the event of death or total or partial disability of the director. A copy of the forms of Restricted Stock Agreement and Performance-Based Restricted Stock Agreement for Executives and the form of Restricted Stock Agreement for Outside Directors, effective as of February 21, 2007, are attached hereto as Exhibits 10.A, 10.B and 10.C, respectively, and are incorporated herein by reference.
Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
The Board also approved an amendment to the Company’s Bylaws, effective as of February 22, 2007, to delete the second paragraph of Section 3.2 in order to eliminate the age restrictions for outside director nominees. The amended Bylaws are attached hereto as Exhibit 3 and are incorporated by reference herein.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits

3	-	Copy of Bylaws of Viad Corp, effective as of February 22, 2007.

10.A	-	Copy of form of Restricted Stock Agreement for Executives, as amended February 22, 2007, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.

10.B	-	Copy of form of Performance-Based Restricted Stock Agreement for Executives, as amended February 22, 2007, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.

10.C	-	Copy of form of Restricted Stock Agreement for Outside Directors, as amended February 22, 2007, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)
February 27, 2007	By	/s/ G. Michael Latta
G. Michael Latta
Vice President - Controller (Chief Accounting Officer and Authorized Signer)